Earnings Call Presentation – 2Q 2022 Second Quarter 2022 Earnings August 1, 2022

Earnings Call Presentation – 2Q 2022 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • supply chain disruption; • product demand and pricing; • effects of governmental and regulatory actions; • litigation outcomes; • investment risks; • cybersecurity risks; • impact of catastrophes; and • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”). The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary catastrophe that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on Kemper’s operating and financial results. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation, including any such statements related to the Pandemic. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. Preliminary Matters 2

Earnings Call Presentation – 2Q 2022 Deliver low double-digit ROE2 over time Create Long-Term Shareholder Value Leverage competitive advantages to grow returns and BVPS1 over time ¹ Book value per share 2 Return on equity Sustainable competitive advantages and build core capabilities Grow returns and book value per share over time Diversified sources of earnings; Strong capital/liquidity positions; Disciplined approach to capital management Consumer-related businesses with opportunities that: • Target specialty markets • Have limited, weak or unfocused competition • Require unique expertise (underwriting, claim, distribution, analytics and other) Strategic focus: 3

Second Quarter 2022 Highlights

Profit restoration actions accelerated; margins impacted by increased sequential inflation

Macroeconomic Environment	***Inflation pressures continued to impact the insurance sector*** • Supply chain issues and labor shortages continue to drive up loss costs • Bodily injury severity emerging as an additional pressure point • New investment yields near 10-year highs[1]
Actions Taken	***Ongoing restoration actions; aggressively pursuing all improvement opportunities*** • Rate taking activities exceeded forecast • Specialty P&C Personal Auto rate actions: Filed an additional 19% rate increase on 30% of the book • Preferred P&C Personal Auto rate actions: Filed an additional 7% rate increase on 33% of the book, ongoing repositioning of the book to improve profitability
2nd Quarter Results	***Higher earned rates and non rate actions reduced the impact of incremental severity*** • Net loss of $75 million ($1.17) per share, as reported, or $71 million ($1.12) per share, as adjusted[2] • Adjusted consolidated net operating loss[3] of $40 million ($0.62) per share, as reported, or $36 million ($0.57) per share, as adjusted[2] • (9)% ROAE[3,4], (16)% ROAE[3,4] excluding net unrealized (gain) loss on fixed maturities and goodwill[1]
Balance Sheet Strength	***Strong capital and liquidity enable us to navigate environmental challenges*** • Holding company remains a source of strength for subsidiaries, with more than $1.2B of liquidity • Well capitalized insurance entities

[1] *Bloomberg single-A rated corporate credit index, as of June 30, 2022*
[2] *As adjusted for acquisition; see reconciliation on pages 26-29*
[3] *Non-GAAP financial measure; please see reconciliation in appendix on pages 19-29;* [4] *Return on average shareholders' equity (5-point average)*

KEMPER
Earnings Call Presentation – 2Q 2022 | 4

Earnings Call Presentation – 2Q 2022 Continued focus on restoring profitability Quarter Ended (Dollars in millions, except per share amounts) Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Net Income (Loss) – Per Diluted Share $(1.17) $(1.49) $(1.66) $(1.18) $(0.97) Adj. Consolidated Net Op. Income (Loss) – Per Diluted Share1 $(0.62) $(0.94) $(2.05) $(1.19) $(1.54) Tangible BV Per Common Share excluding unrealized gains1 $31.48 $32.86 $34.44 $36.33 $37.77 Return on Avg. Tangible Common Equity1 (15.9)% (14.4)% (4.9)% 3.2% 10.8% Dividend Paid to Shareholders Per Share $0.31 $0.31 $0.31 $0.31 $0.31 Life Face Value of In-Force Growth 1.0% 2.1% 2.9% 3.2% 3.5% Specialty Earned Premium Growth2 3.4% 5.8% 6.0% 6.7% 18.7% Specialty PIF Growth/(Decline) (9.1%) (0.9)% 4.5% 4.3% 5.5% As Adjusted2 Net Income (Loss) – Per Diluted Share $(1.12) $(1.43) $(1.59) $(1.08) $(0.82) Adj. Consolidated Net Op. Income (Loss) – Per Diluted Share1 $(0.57) $(0.89) $(1.98) $(1.08) $(1.39) Second Quarter Financial Highlights 5 ¹ Non-GAAP financial measure; see reconciliation in appendix on pages 19-29; excludes impact of purchase accounting 2 As adjusted for acquisition; see reconciliation on pages 26-29; . Underlying pressures persist, impacting financial performance

Earnings Call Presentation – 2Q 2022 27.6% 21.9% 23.0% 16.4% 20.4% 21.9% 32.7% 2016 2017 2018 2019 2020 2021 2Q22 Debt-to-Capital Strong Balance Sheet with Well-Funded Insurance Entities Significant capital and liquidity positions Debt Cash Flow from Operating Activities Parent Company Liquidity Risk-Based Capital Ratios¹ $299 $197 $101 $207 $733 $234 $276 $385 $385 $540 $660 $700 $704 $918 2016 2017 2018 2019 2020 2021 2Q22 Borrowings Available Under Credit Agreement & from Subs HoldCo Cash & Investments (M M ) 415 430 410 355 340 355 405 335 290 285 365 330 220 245 2016 2017 2018 2019 2020 2021 2Q22 Life & Health P&C (ex. AU & AACC) (% ) $684 $867 $641$582 (M M ) $241 $241 $539 $534 $448 $351 $23 2016 2017 2018 2019 2020 2021 2Q22 TTM $1,433 Positioned to navigate this environment and restore the business to profitability 6 $938 ¹ The 2Q22 Risk-Based Capital Ratios are calculated at the Company Action Level and are estimated. Actual RBC levels are likely to differ materially from these estimates, as they will be affected by numerous market inputs, none of which will be known prior to June 30, 2022. $1,194

Earnings Call Presentation – 2Q 2022 5.0% 4.4% 4.6% 4.2% 5.0% 2Q21 3Q21 4Q21 1Q22 2Q22 53% 19% 7% 6% 6% 6% 3% Other States/ Munis COLI 70% 25% 4% 1% Diversified & Highly-Rated Portfolio Fixed Maturity Ratings $7.2 Billion A or Higher ≤ CCC B / BB BBB Diversified Investment Portfolio with Consistent Returns Note: Charts may not balance due to rounding. ¹ Other category includes Equities securities which excludes $280 million of Other Equity Interests of LP/LLC’s that have been reclassified into Alternative Investments; COLI represents Company Owned Life Insurance. • Higher Net Investment Income driven by a one-time valuation gain on a real estate investment • New investment yields up 175-200 bps relative to prior-year • 5.0% PTE annualized book yield • The quality of our Fixed Maturity portfolio remains very high $82 $80 $85 $79 $85 $32 $22 $23 $21 $34 2Q21 3Q21 4Q21 1Q22 2Q22 Core Portfolio Alternative Inv. Portfolio Net Investment Income (M M ) $100 $108$102 $114 Highlights Corporates Alternatives U.S Gov’t Portfolio Composition¹ Pre-Tax Equiv. Annualized Book Yield $9.2 Billion 7 $119 Short Term

Specialty Property & Casualty Insurance Segment[1]

Margins impacted by broad inflation pressures

Highlights

- Higher earned rates and non rate actions reduced the impact of incremental severity
- Bodily Injury is a watch item as medical cost rise and treatment increases post pandemic lows
- Filed rate actions outpaced projections
- Earned rate accelerates
- Strong year-over-year momentum in Commercial Vehicle
  - Net written premium growth of 42%
  - Policies In-Force growth of 15%

Metrics *($ in millions)*	2Q22	2Q21	Change vs 2Q21
Earned Premiums	$1,044	$1,010	3.4%
Underlying Loss & LAE Ratio[2]	89.1%	86.8%	2.3pts
Underlying Expense Ratio[2]	19.3%	19.2%	0.1pts
Policies In-Force (000)	2,040	2,246	(9.1%)

Specialty PPA (Rate Change Activity Since 2Q21)

	Rate Actions[3]				Overall Impact	
	Filed		Effective[4]		Written	Earned
	% Prem Impacted	*Wtd Avg Rate*	*% Prem Impacted*	*Wtd Avg Rate*	Cumulative Impact on Specialty Personal Auto Book	
1Q 2022	59%	8%	21%	10%	6.1%	1.0%
2Q 2022	30%	19%	33%	19%	9.1%	2.4%
3Q 2022	~6%	~11%	~4%	~11%	~13.6%	~4.5%

Underlying Combined Ratio[1,2]



(%)
105.9
99.3
2Q21
107.9
102.3
3Q21
118.8
106.5
4Q21
108.3
108.3
1Q22
108.4
108.3
2Q22
QTD
YTD

Management actions focused on restoring underwriting profitability

[1] *As adjusted for acquisition; see reconciliation on pages 26-29;*
[2] *Non-GAAP financial measure; see reconciliation in appendix on pages 19-29; excludes impact of purchase accounting*
[3] *Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings;* [4] *Period rate goes into effect*

KEMPER Earnings Call Presentation – 2Q 2022 | 8

Preferred Property & Casualty Insurance Segment

Margins impacted by broad inflation pressures

Highlights

- Higher earned rates and non rate actions reduced the impact of incremental severity
- Filed rate activity exceeded expectations
- Auto Policies In-Force reduction driven by:
  - Underwriting actions
  - Repositioning footprint to focus on core states

Metrics ($ in millions)	2Q22	2Q21	Change vs 2Q21
Auto			
Earned Premiums	$94	$104	(9.6)%
Policies In-Force (000)	184	212	(13.2)%
Home & Other			
Earned Premiums	$56	$60	(6.7)%
Policies In-Force (000)	193	211	(8.5)%

Preferred Personal Auto (Rate Change Activity Since 2Q21)

	Rate Actions[2]				Overall Impact	
	Filed		Effective[3]		Written	Earned
	% Prem Impacted	*Wtd Avg Rate*	*% Prem Impacted*	*Wtd Avg Rate*	Cumulative Impact on Preferred Personal Auto Book	
1Q 2022	69%	12%	17%	13%	5.2%	0.6%
2Q 2022	33%	7%	18%	9%	6.6%	1.3%
3Q 2022	~8%	~15%	~32%	~7%	~9.3%	~2.4%

Underlying Combined Ratio[1]



(%)
111.3
89.1
2Q21
114.6
81.5
3Q21
127.1
73.7
4Q21
116.3
86.7
1Q22
113.0
92.3
2Q22
Auto
Home & Other

Focus remains on profitability improvement and inflation mitigation

[1] Non-GAAP financial measure; please see reconciliation in appendix on pages 19-29
[2] Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings;
[3] Period rate goes into effect

KEMPER Earnings Call Presentation – 2Q 2022 | 9

Earnings Call Presentation – 2Q 2022 Life & Health Insurance Segment In line with national mortality trends, Pandemic continued to impact operating income Note: Chart may not balance due to rounding ¹ Excludes other income and solar credit impairment 2 Annual basis (M M ) • Annualized Life new business sales at pre-Pandemic levels • Consistent with national trends, mortality remains elevated but is moderating • Persistency remains above pre-Pandemic levels (2017-2019) • New money yields increasing long-term spread margin Highlights $164 $164 $164 $161 $160 $52 $48 $51 $49 $62 2Q21 3Q21 4Q21 1Q22 2Q22 Revenues1 Earned Premiums Net Investment Income $222$215$213$217 $210 Profitability improving as mortality normalizes 10 Metrics ($ in millions except per policy amounts) 2Q22 2Q21 Change vs 2Q21 L&H Net Operating Income $18 $13 38.5% Life Face Value of In-Force $20,491 $20,295 1.0% Avg. Face per Policy $6,274 $6,080 3.2% Avg. Premium per Policy Issued2 $575 $519 10.8%

Earnings Call Presentation – 2Q 2022 Appendix 11

A Leading Specialized Insurer

Taking advantage of a diversified portfolio of niche businesses....

KEMPER

Founded in 1990 and headquartered in Chicago, with subsidiaries writing policies since 1911

~$14B	~6.2M	~34,500	~10,400
Assets	Policies	Agents/Brokers	Employees

KEMPER Auto

Specialty P&C insurance providing personal and commercial automobile insurance products

KEMPER Personal Insurance

Preferred personal lines insurance providing preferred automobile, homeowners and other personal insurance products

KEMPER Life & Health

Life and health insurance providing life, supplemental benefits, and other property insurance products

....to create value for all our stakeholders

KEMPER

Earnings Call Presentation – 2Q 2022 | 12

Implementing Pricing and Underwriting Actions to Combat Trend

Actions take time to earn into financials | __illustrative__ earned rate vs. loss trend comparison

Pre-Pandemic	Lockdowns	Re-Opening / Future
Prior to 2020	*2Q 2020 – 1Q 2021*	*Current+*



Δ Earned Rate
Loss Trend (frequency & severity)
Earned Rate and Loss Trend
Predictable loss trend offset by rate
Rate to zero
Significant, rapid rise in loss trend
Rate filed
Rate earning-in
Rate meeting / exceeding loss trend
ILLUSTRATIVE LOSS TREND vs. RATE CYCLE
Significant, rapid drop in loss trend
Time (not to scale)

Target margins return when combination of earned rate and other underwriting actions exceed loss trend

KEMPER
Earnings Call Presentation – 2Q 2022 | 13

Earnings Call Presentation – 2Q 2022 14 Inflationary Pressures Remain Persistent • Physical damage severity increased due to used car values, replacement parts, and labor costs • Value of used cars has significantly outpaced core inflation driving loss costs up when a vehicle is a total loss • Supply chain and labor competition continue to impact repair costs Source: U.S. Bureau of Labor Statistics. Inflation trends continued to be elevated Subcomponents of inflation continue to disproportionately impact insurers Price Indices (Indexed to Q418) Used car prices leveling off Continued increases to Motor Vehicle Body Work Steady increase in medical care inflation

Earnings Call Presentation – 2Q 2022 Capital Deployment Priorities Dedicated to being good stewards of capital Management and capital deployment priorities focused on maximizing shareholder value 1. Investment in the business • Fund profitable organic growth at appropriate risk-adjusted returns • Strategic investments and acquisitions that enhance the business and meet or exceed our ROE targets over time 2. Return capital to shareholders • Repurchase shares opportunistically • Maintain competitive dividends 15

Solar Energy Investment: In Line with Environmental Impact Goals

$100 million commitment to solar energy investment generating attractive returns

- In conjunction with Sunrun, invested in a diversified group of residential solar energy projects
- Opportunity to provide renewable energy solutions for homeowners that benefits the environment
- Expect to earn an attractive return that will primarily be recognized as tax credits / deductions as well as operating cash flows
  - Due to tax profile of transaction, this investment needs to be evaluated on after-tax basis
- Majority of financial benefits will be recognized over the next two years
  - Will reduce our Effective Tax Rate over next two years
  - Largest impact is expected to have taken place in 1Q21

Reporting on Income Statement Line Items

Key Metrics *($ in millions, except per share data)*	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	Cumulative
Revenue Reduction	$ --	$15.4	$7.7	$23.8	$14.3	$16.7	$4.9	**$82.80**
Per Share	$ --	*$(0.23)*	*$(0.12)*	*$(0.37)*	*$(0.22)*	*$(0.26)*	*$(0.08)*	***$(1.28)***
Tax Credit / Deductions	$3.2	$28.6	$8.6	$30.6	$11.2	$7.0	1.1	**$90.30**
Per Share	*$0.05*	*$0.43*	*$0.13*	*$0.48*	*$0.18*	*$0.11*	*$0.02*	***$1.40***
Net Benefit (Loss)	$3.2	$13.2	$0.9	$6.8	$(3.1)	$(9.7)	$(3.8)	**$7.50**
Per Share	*$0.05*	*$0.20*	*$0.01*	*$0.11*	*$(0.05)*	*$(0.15)*	*$(0.06)*	***$0.11***

Continue to optimize our capital management through investments with attractive returns and cash flows

KEMPER

Earnings Call Presentation – 2Q 2022 | 16

Earnings Call Presentation – 2Q 2022 2022 Reinsurance Program Renewed programs and upsized our catastrophe reinsurance program • Policy placed at 1/1/22 upsized relative to prior four years - New limit aligned with risk-appetite to cover 1-in-200 occurrence - Minimizes rating agency cost of capital • Total coverage: 95% of $300 million in excess of $50 million Catastrophe Reinsurance Program (Multi-Year) • Increased retention vs. 2021 program – Intended to reduce volatility from high- frequency, low severity events • Coverage – $50 million in excess of $65 million – $500K deductible per storm – Perils: All perils, excluding named storms (e.g., hurricanes) and earthquakes – Covered Line: Property, Fire and Dwelling Aggregate Catastrophe Program 2022 Aggregate Catastrophe Reinsurance Program 17

Net Operating Income Review

Financial results continue to be pressured by environmental challenges

Dollars per Unrestricted Share - Diluted	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Variance YoY
	Three Months Ended, As Reported					
Net Income (Loss)	**$ (1.17)**	**$ (1.49)**	**$ (1.66)**	**$ (1.18)**	**$ (0.97)**	**(0.20)**
(Income) Loss from Change in FV of Equity & Convertible Securities	0.50	0.35	(0.27)	0.01	(0.50)	1.00
Net Investment Related (Gains)/Losses	(0.13)	(0.02)	(0.27)	(0.13)	(0.24)	0.11
Net Impairment Losses	0.06	0.11	0.04	0.01	0.04	0.02
Acquisition Related Transaction, Integration & Other Costs	0.12	0.06	0.11	0.10	0.13	(0.01)
Debt Extinguishment, Pension and Other Charges	-	0.05	-	-	-	-
Adj. Consolidated Net Operating Income (Loss)[1]	**(0.62)**	**(0.94)**	**(2.05)**	**(1.19)**	**(1.54)**	**0.92**
Sources of Volatility:						
Income (Loss) After-Tax From:						
Catastrophes	(0.38)	(0.17)	(0.16)	(0.40)	(0.43)	0.05
Solar Investment	(0.06)	(0.15)	(0.05)	0.11	0.01	(0.07)
Prior-year Reserve Development	0.16	0.03	0.01	(0.31)	(1.01)	1.17
Alternative Investment Income	0.42	0.26	0.29	0.27	0.38	0.04
Impact of Purchase Accounting	(0.05)	(0.06)	(0.07)	(0.10)	(0.15)	0.10
Total from Sources of Volatility	$ 0.09	$ (0.09)	$ 0.02	$ (0.43)	$ (1.20)	$ 1.29

Earned impact of profit improvement actions will continue to increase throughout 2022

[1] *Non-GAAP financial measure; see reconciliation in appendix pages 19-29*

KEMPER

Earnings Call Presentation – 2Q 2022 | 18

Earnings Call Presentation – 2Q 2022 Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Non-GAAP Financial Measures 19

Earnings Call Presentation – 2Q 2022 Non-GAAP Financial Measures 20 2021 2020 2019 2018 2017 2016 Book Value Per Share 62.93$ 69.74$ 59.59$ 47.10$ 41.11$ 38.52$ Less: Net Unrealized (Gains) Losses on Fixed Maturities Per Share (7.89) (11.07) (6.51) (1.70) (5.54) (3.52) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities 55.04$ 58.67$ 53.08$ 45.40$ 35.57$ 35.00$ Less: Goodwill (20.60) (17.02) (16.72) (17.18) (6.28) (6.30) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill 34.44$ 41.65$ 36.36$ 28.22$ 29.29$ 28.70$ For the Periods Ended 2Q'22 1Q'22 4Q'21 3Q'21 2Q'21 1Q'21 Book Value Per Share 44.64$ 53.21$ 62.93$ 65.22$ 67.67$ 66.74$ Less: Net Unrealized (Gains) Losses on Fixed Maturities Per Share 7.39 0.21 (7.89) (8.28) (9.28) (6.74) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities 52.03$ 53.42$ 55.04$ 56.94$ 58.39$ 60.00$ Less: Goodwill (20.55) (20.56) (20.60) (20.61) (20.62) (17.13) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill 31.48$ 32.86$ 34.44$ 36.33$ 37.77$ 42.87$ For the Periods Ended Book Value

Non-GAAP Financial Measures

Return on Equity

	For the Periods Ended					
	2Q'22	1Q'22	4Q'21	3Q'21	2Q'21	1Q'21
Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg)	(9.4)%	(8.4)%	(2.8)%	1.9%	6.4%	11.1%
Less: Net Unrealized (Gains) Losses on Fixed Maturities	(0.6)%	(0.9)%	(0.4)%	0.3%	1.1%	1.5%
Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(10.0)%	(9.3)%	(3.2)%	2.2%	7.5%	12.6%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(5.9)%	(5.1)%	(1.7)%	1.0%	3.3%	5.5%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill (5 Point Avg)	(15.9)%	(14.4)%	(4.9)%	3.2%	10.8%	18.1%

	For the Periods Ended					
	2021	2020	2019	2018	2017	2016
Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg)	(2.8)%	9.8%	14.8%	7.7%	5.9%	0.8%
Less: Net Unrealized (Gains) Losses on Fixed Maturities	(0.4)%	1.5%	1.5%	0.6%	0.7%	0.1%
Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(3.2)%	11.3%	16.3%	8.3%	6.6%	0.9%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(1.7)%	5.0%	8.4%	3.1%	1.4%	0.2%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill (5 Point Avg)	(4.9)%	16.3%	24.7%	11.4%	8.0%	1.1%

KEMPER
Earnings Call Presentation – 2Q 2022
21

Earnings Call Presentation – 2Q 2022 Kemper believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions are made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. Non-GAAP Financial Measures 22

Non-GAAP Financial Measures

Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure computed by dividing Adjusted Consolidated Net Operating Income (Loss) attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income (Loss) Per Unrestricted Share.

Kemper believes that Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized investment gains (losses), impairment losses related to investments, acquisition related transaction, integration and other costs and loss from early extinguishment of debt included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

	For the Three Months Ended				
Per Unrestricted Share	2Q22	1Q22	4Q21	3Q21	2Q21
Net Income (Loss) - Diluted	$ (1.17)	$ (1.49)	$ (1.66)	$ (1.18)	$ (0.97)
Net (Income) Loss From:					
Change in Fair Value of Equity & Convertible Securities	0.50	0.35	(0.27)	0.01	(0.50)
Net Realized Investment Gains (Losses)	(0.13)	(0.02)	(0.27)	(0.13)	(0.24)
Impairment Losses	0.06	0.11	0.04	0.01	0.04
Acquisition Related Transaction, Integration and Other Costs	0.12	0.06	0.11	0.10	0.13
Debt Extinguishment, pension and other charges	-	0.05	-	-	-
Adj. Consolidated Net Operating Income (Loss) - Diluted	$ (0.62)	$ (0.94)	$ (2.05)	$ (1.19)	$ (1.54)

KEMPER

Earnings Call Presentation – 2Q 2022 | 23

Earnings Call Presentation – 2Q 2022 Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. Non-GAAP Financial Measures 24

Non-GAAP Financial Measures

Underlying Combined Ratio – Continued

	For the Three Months Ended				
	2Q22	1Q22	4Q21	3Q21	2Q21
Specialty P&C Insurance					
Combined Ratio as Reported	108.0%	108.6%	118.9%	111.6%	116.1%
Current Year Catastrophe Loss and LAE Ratio	(0.6)%	(0.2)%	(0.2)%	(0.3)%	(0.8)%
Prior Years Non-Catastrophe Losses and LAE Ratio	1.4%	0.4%	0.7%	(2.4)%	(8.0)%
Prior Years Catastrophe Losses and LAE Ratio	0.0%	(0.1)%	0.0%	0.0%	0.0%
Underlying Combined Ratio	108.8%	108.7%	119.4%	108.9%	107.3%
Preferred P&C Insurance					
Combined Ratio as Reported	121.7%	111.6%	115.5%	116.6%	118.9%
Current Year Catastrophe Loss and LAE Ratio	(15.7)%	(7.3)%	(4.6)%	(14.3)%	(14.8)%
Prior Years Non-Catastrophe Losses and LAE Ratio	(1.2)%	(1.3)%	(5.2)%	0.0%	(3.1)%
Prior Years Catastrophe Losses and LAE Ratio	0.5%	2.1%	1.2%	(0.1)%	2.1%
Underlying Combined Ratio	105.3%	105.1%	106.9%	102.2%	103.1%
Preferred Auto					
Combined Ratio as Reported	114.7%	118.5%	135.5%	117.4%	117.3%
Current Year Catastrophe Loss and LAE Ratio	(1.7)%	(0.5)%	(1.3)%	(2.6)%	(2.7)%
Prior Years Non-Catastrophe Losses and LAE Ratio	-	(1.6)%	(7.2)%	(0.1)%	(3.5)%
Prior Years Catastrophe Losses and LAE Ratio	-	(0.1)%	0.1%	(0.1)%	0.2%
Underlying Combined Ratio	113.0%	116.3%	127.1%	114.6%	111.3%
Preferred Home & Other					
Combined Ratio as Reported	133.3%	100.5%	82.5%	115.2%	121.8%
Current Year Catastrophe Loss and LAE Ratio	(39.2)%	(18.3)%	(10.1)%	(33.9)%	(35.8)%
Prior Years Non-Catastrophe Losses and LAE Ratio	(3.2)%	(1.0)%	(1.8)%	0.2%	(2.3)%
Prior Years Catastrophe Losses and LAE Ratio	1.4%	5.5%	3.1%	0.0%	5.4%
Underlying Combined Ratio	92.3%	86.7%	73.7%	81.5%	89.1%

KEMPER

Earnings Call Presentation – 2Q 2022 | 25

Earnings Call Presentation – 2Q 2022 As Adjusted for Acquisition amounts are non-GAAP financial measures. Subsequent to the applicable acquisitions, the As Adjusted for Acquisitions amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons. Non-GAAP Financial Measures 26

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

($ in millions, except per share data)

	Three Months Ended				
	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21
Earned Premiums					
Kemper - GAAP As Reported	$ 1,353.7	$ 1,338.6	$ 1,359.1	$ 1,356.1	$ 1,337.7
AAC - Prior to Acquisition	-	-	-	-	-
As Adjusted [1]	$ 1,353.7	$ 1,338.6	$ 1,359.1	$ 1,356.1	$ 1,337.7
Net Income (Loss)					
Kemper - GAAP As Reported	$ (74.7)	$ (94.8)	$ (105.8)	$ (75.3)	$ (62.6)
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	(3.4)	(3.5)	(4.5)	(6.7)	(10.1)
As Adjusted [1]	$ (71.3)	$ (91.3)	$ (101.3)	$ (68.6)	$ (52.5)
As Adjusted [1] - Per Diluted Share	*$ (1.12)*	*$ (1.43)*	*$ (1.59)*	*$ (1.08)*	*$ (0.82)*
Adjusted Consolidated Net Operating Income (Loss)					
Kemper - GAAP As Reported	$ (39.7)	$ (60.1)	$ (130.8)	$ (75.8)	$ (99.4)
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	(3.4)	(3.5)	(4.5)	(6.7)	(10.1)
As Adjusted [1]	$ (36.3)	$ (56.6)	$ (126.3)	$ (69.1)	$ (89.3)
As Adjusted [1] - Per Diluted Share	*$ (0.57)*	*$ (0.89)*	*$ (1.98)*	*$ (1.08)*	*$ (1.39)*

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021.

KEMPER
Earnings Call Presentation – 2Q 2022 | 27

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty P&C Insurance Segment

($ in millions)

	Three Months Ended					
	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21
Earned Premiums						
Kemper Specialty P&C - GAAP As Reported	$ 1,043.7	$ 1,021.6	$ 1,032.3	$ 1,028.3	$ 1,010.3	$ 877.6
AAC - Prior to Acquisition		-	-	-	-	87.9
As Adjusted [1]	$ 1,043.7	$ 1,021.6	$ 1,032.3	$ 1,028.3	$ 1,010.3	$ 965.5
Current Year Non-CAT Losses and LAE						
Kemper Specialty P&C - GAAP As Reported	$ 930.2	$ 911.7	$ 1,028.5	$ 924.4	$ 877.4	$ 650.0
AAC - Prior to Acquisition	-	-	-	-	-	62.0
Less: Impact of Purchase Accounting						
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.1	0.3	0.2	0.3	0.3	0.4
As Adjusted [1]	$ 930.1	$ 911.4	$ 1,028.3	$ 924.1	$ 877.1	$ 711.6
Insurance Expenses						
Kemper Specialty P&C - GAAP As Reported	$ 205.4	$ 199.3	$ 204.4	$ 194.2	$ 205.6	$ 170.3
AAC - Prior to Acquisition	-	-	-	-	-	13.1
Less: Impact of Purchase Accounting	4.2	4.7	5.9	8.6	12.9	2.3
As Adjusted [1]	$ 201.2	$ 194.6	$ 198.5	$ 185.6	$ 192.7	$ 181.1
As Adjusted [1] Underlying Combined Ratio						
As Adjusted [1] Underlying Loss & LAE Ratio	89.1%	89.2%	99.6%	89.9%	86.8%	73.7%
As Adjusted [1] Expense Ratio	19.3%	19.1%	19.2%	18.0%	19.2%	18.8%
As Adjusted [1] Underlying Combined Ratio	108.4%	108.3%	118.8%	107.9%	105.9%	92.5%

[1] *As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021.*

KEMPER

Earnings Call Presentation – 2Q 2022 | 28

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty Personal Automobile Insurance

($ in millions)	Three Months Ended 30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21
Earned Premiums						
Kemper Specialty P&C - GAAP As Reported	$ 905.8	$ 901.7	$ 918.1	$ 920.6	$ 909.6	$ 785.4
AAC - Prior to Acquisition	-	-	-	-	-	87.9
As Adjusted [1]	$ 905.8	$ 901.7	$ 918.1	$ 920.6	$ 909.6	$ 873.3
Current Year Non-CAT Losses and LAE						
Kemper Specialty P&C - GAAP As Reported	$ 828.6	$ 827.7	$ 938.5	$ 843.9	$ 805.1	$ 586.4
AAC - Prior to Acquisition	-	-	-	-	-	62.0
Less: Impact of Purchase Accounting						
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	-	0.3	0.2	0.3	0.2	0.3
As Adjusted [1]	$ 828.6	$ 827.4	$ 938.3	$ 843.6	$ 804.9	$ 648.1
Insurance Expenses						
Kemper Specialty P&C - GAAP As Reported	$ 179.7	$ 177.3	$ 184.3	$ 176.0	$ 187.7	$ 155.3
AAC - Prior to Acquisition	-	-	-	-	-	13.1
Less: Impact of Purchase Accounting	3.8	4.3	5.5	8.1	12.4	1.8
As Adjusted [1]	$ 175.9	$ 173.0	$ 178.8	$ 167.9	$ 175.3	$ 166.6
As Adjusted [1] Underlying Combined Ratio						
As Adjusted [1] Underlying Loss & LAE Ratio	91.5%	91.8%	102.2%	91.6%	88.5%	74.2%
As Adjusted [1] Expense Ratio	19.4%	19.2%	19.5%	18.2%	19.3%	19.1%
As Adjusted [1] Underlying Combined Ratio	110.9%	110.9%	121.7%	109.9%	107.8%	93.3%

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021.

KEMPER
Earnings Call Presentation – 2Q 2022 | 29